UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2006

                  Mpower Holding Corporation
(Exact name of registrant as specified in its charter)

                   Delaware                                                               0-32941                                                 52-2232143
     (State or other jurisdiction of                           (Commission File Number)                    (I.R.S. Employer Identification
                    incorporation)                                                                                                                            Number)

                   175 Sully’s Trail, Suite 300, Pittsford, New York 14534
(Address of principal executive offices)  (zip code)

        Registrant’s telephone number, including area code: (585) 218-6550

N/A

        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 26, 2006, Mpower Holding Corporation (“Mpower”) issued a press release announcing that it had received approvals from certain state regulatory agencies, including the California Public Utilities Commission, the Public Utilities Commission of Nevada and the Illinois Commerce Commission, with respect to the Company’s proposed merger with U.S. TelePacific Holdings Corp. The Company also announced that it has received notification that the United States Department of Justice, including the Federal Bureau of Investigation and with the concurrence of the Department of Homeland Security, has advised the Federal Communications Commission (FCC) that those agencies have no objection to the proposed merger, and that the FCC has approved the change in control of the Company’s international Section 214 authorization.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

99.1      Press Release, dated July 26, 2006, issued by Mpower Holding Corporation.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mpower Holding Corporation

Date: July 26, 2006	By:	/s/ Russell I. Zuckerman
	Name:	Russell I. Zuckerman
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
   No.                                       Description

99.1                  Press Release, dated July 26, 2006, issued by Mpower Holding Corporation.

4